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EXHIBIT 21.01
SUBSIDIARIES OF FLEX LTD.

Name of Subsidiary	Country/State of Incorporation/Organization
Advance Mold & Manufacturing, Inc.	United States – Connecticut
AGM Automotive Costa Rica S.A.	Costa Rica
AGM Automotive Mexico, LLC	United States – Delaware
AGM Automotive, LLC	United States – Delaware
AGM Durmont Austria GmbH	Austria
AGM Durmont Mexico, S. de R.L. de C.V.	Mexico
Avail Medical Products, Inc.	United States – Delaware
Availmed, S.A. de C.V.	Mexico
Ciii Ltd.	Federal Territory of Labuan
Commercial Company in the form of a limited liability company factory “Flextronics LLC”	Ukraine
Connexion Innovation Systems, LLC	United States – Delaware
Elementum Holding Ltd	Cayman Islands
Esju Oy	Finland
Express Cargo Forwarding Limited	United Kingdom
Farm Design, Inc.	United States – New Hampshire
Finchley Trading Limited	Hong Kong
Flex Holdings Luxembourg S.a r.l.	Luxembourg
FIT Instituto de Tecnologia da Amazônia	Brazil
Flex Asia Investment Limited	Mauritius
Flex Automotive GmbH	Germany
Flex Electronics (Shanghai) Co., Ltd.	China
Flex Foundation	United States – California
Flex Home Products (M) Sdn. Bhd.	Malaysia
Flex Intelligent Technology Solutions Limited	Ireland
Flex International s.r.o.	Czech Republic
Flex IoT Technology (Shenzhen) Co., Ltd	China
Flex Lighting Solutions, Inc.	United States – Delaware
Flex Precision Plastics Solutions (Switzerland) AG	Switzerland
Flex Solutions Nordic AB	Sweden
Flex Solutions Poland sp. z o. o.	Poland
Flex Technology (Changsa) Co., Ltd.	China
Flextronics (Israel) Ltd.	Israel
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics (Shanghai) Co., Ltd	China
Flextronics Aerospace & Defense Services Inc	United States – Colorado
Flextronics America, LLC	United States – Delaware
Flextronics AP, LLC	United States – Colorado
FLEXTRONICS AUSTRALIA PTY LTD	Australia
Flextronics Automotive (Suzhou) Co., Ltd.	China
Flextronics Automotive de Juarez, S.A. de C.V.	Mexico
Flextronics Automotive Sales and Marketing, Ltd.	Mauritius

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Automotive USA (Texas), LLC	United States – Texas
Flextronics Automotive USA Design and Development Corporation	Philippines
Flextronics Automotive USA Manufacturing Co.	United States – Ohio
Flextronics Automotive USA, Inc.	United States – Michigan
Flextronics Beerse N.V.	Belgium
Flextronics Bermuda Ltd.	Bermuda
Flextronics Canada Design Services, Inc.	Canada
Flextronics Cayman (SLR) Limited	Cayman Islands
Flextronics Central Europe B.V.	Netherlands
Flextronics China (Mauritius) Electronics Technology Co., Ltd.	Mauritius
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Computing (Suzhou) Co., Ltd	China
Flextronics Computing Mauritius Limited	Mauritius
Flextronics Corporation	United States – Delaware
Flextronics da Amazônia Ltda.	Brazil
Flextronics Design S.r.l.	Italy
Flextronics Display Cayman Ltd.	Cayman Islands
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Electronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Electronics Technology (Suzhou) Co., Ltd.	China
Flextronics Enclosure (Zhuhai) Co., Ltd	China
Flextronics Enclosure Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Enclosures (Hong Kong) Limited	Hong Kong
Flextronics Europe Holdings LLC	United States – Delaware
Flextronics Europe Limited	United Kingdom
Flextronics Funding LLC	United States – Delaware
Flextronics Global Enclosures (Shanghai) Co., Ltd.	China
Flextronics Global Enclosures (Singapore) Pte. Ltd.	Singapore
Flextronics Global Enclosures Shanghai (Mauritius) Co., Ltd	Mauritius
Flextronics Global Holdings II Ltd.	Cayman Islands
Flextronics Global Holdings L.P.	Cayman Islands
Flextronics Global Procurement Ltd.	Bermuda
Flextronics Global Services (Manchester) Limited	United Kingdom
Flextronics Global Services Canada Inc. Services Globaux Flextronics Canada Inc.	Canada
Flextronics Global Services Lojistik Hizmetleri Limited Şirketi	Turkey
Flextronics Guadalajara Group, S. de R.L. de C.V.	Mexico
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Holding do Brasil Ltda.	Brazil
Flextronics Holding Finland Oy	Finland
Flextronics Holding France SAS	France
Flextronics Holding GmbH	Austria
Flextronics Holding USA, Inc.	United States – Delaware
Flextronics Holdings Mexico Dos, S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Holdings Spain, S.L.U.	Spain

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Ind. (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Industrial (Shenzhen) Co Ltd	China
Flextronics Industrial (Suzhou) Co., Ltd.	China
Flextronics Industrial Ltd.	Mauritius
Flextronics Industrial Shenzhen (Mauritius) Co Ltd.	Mauritius
Flextronics Industrial Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Industries Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Industries Singapore Ltd.	Singapore
Flextronics Information Technology (Shen Zhen) Co., Ltd	China
Flextronics Information Technology Shen Zhen (Mauritius) Co., Ltd.	Mauritius
Flextronics Instituto de Tecnologia – FIT	Brazil
Flextronics Integrated Services Mex, S. de R.L. de C.V.	Mexico
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics International (Taiwan) Ltd.	Taiwan
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International Componentes Ltda.	Brazil
Flextronics International Europe B.V.	Netherlands
Flextronics International Gesellschaft m.b.H.	Austria
Flextronics International Holding LLC	United States – Delaware
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Ireland Limited	Ireland
Flextronics International Japan Co., Ltd	Japan
Flextronics International Lojıstık Hızmetler Tıcaret Lımıted Şırketı	Turkey
Flextronics International Management Services Ltd.	Mauritius
Flextronics International N.V.	Curacao
Flextronics International Ostersund AB	Sweden
Flextronics International Poland Sp. z o.o.	Poland
Flextronics International Sweden AB	Sweden
Flextronics International Tecnologia Ltda	Brazil
Flextronics International Termelő és Szolgáltató Vámszabadterületi Korlátolt Felelősségű Társaság	Hungary
Flextronics International USA, Inc.	United States – California
Flextronics Investment Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Italy S.p.A.	Italy
Flextronics Laval S.N.C.	France
Flextronics Logistics (Hong Kong) Limited	Hong Kong
Flextronics Logistics B.V.	Netherlands
Flextronics Logistics Poland Sp. z o.o.	Poland
Flextronics Logistics USA, Inc.	United States – California
Flextronics Manufacturing (H.K.) Limited	Hong Kong
Flextronics Manufacturing (Singapore) Pte. Ltd.	Singapore
Flextronics Manufacturing (Tianjin) Co., Ltd.	China
Flextronics Manufacturing (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing Aguascalientes, S.A. de C.V.	Mexico
Flextronics Manufacturing Europe B.V.	Netherlands

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Manufacturing Juarez, S. de R.L. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing S.r.l.	Italy
Flextronics Manufacturing Zhuhai (Mauritius) Co., Ltd.	Mauritius
Flextronics Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mauritius Limited	Mauritius
Flextronics Mechanicals Marketing (L) Ltd.	Federal Territory of Labuan
Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Medical Sales and Marketing, Ltd	Mauritius
Flextronics Mexico Holdings II LLC	United States – Delaware
Flextronics ODM Luxembourg S.A.	Luxembourg
Flextronics Ostersund AB	Sweden
Flextronics Photonics PPT, Inc.	United States – Oregon
Flextronics Plastic (Asia Pacific) Limited	Hong Kong
Flextronics Plastic Technology (Chengdu) Co., Ltd.	China
Flextronics Plastic Technology (ShenZhen) Ltd.	China
Flextronics Plastic Technology ShenZhen (Mauritius) Ltd.	Mauritius
Flextronics Plastics (Shenzhen) Co., Ltd	China
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics Gushu (Mauritius) Co., Ltd	Mauritius
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Power Systems (Dongguan) Co., Ltd.	China
Flextronics Precision Metal (Hong Kong) Limited	Hong Kong
Flextronics Precision Plastics, Inc.	United States – Delaware
Flextronics Puerto Rico Limited	Cayman Islands
Flextronics R&D (Shenzhen) Co., Ltd	China
Flextronics R&D Shenzhen (Mauritius) Co., Ltd	Mauritius
Flextronics Romania S.R.L.	Romania
Flextronics S.R.L.	Italy
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing North Asia (L) Ltd	Federal Territory of Labuan
Flextronics Sales and Marketing Consumer Digital Ltd.	Mauritius
Flextronics Sárvár Logistics Korlátolt Felelősségű Társaság	Hungary
Flextronics Scotland Limited	United Kingdom
Flextronics Shah Alam Sdn. Bhd.	Malaysia
Flextronics Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Systems (Penang) Sdn. Bhd.	Malaysia
Flextronics Technologies (India) Private Limited	India
Flextronics Technologies Luxembourg S.a r.l.	Luxembourg
Flextronics Technologies Mexico, S. de R.L. de C.V.	Mexico
Flextronics Technologies San Luis, S.A. de C.V.	Mexico
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Nanjing) Co., Ltd	China
Flextronics Technology (Penang) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia

Name of Subsidiary	Country/State of Incorporation/Organization
Flextronics Technology (ShenZhen) Co., Ltd	China
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Zhuhai) Co. Ltd.	China
Flextronics Technology Nanjing (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Shanghai (Mauritius) Co., Ltd.	Mauritius
Flextronics Technology ShenZhen (Mauritius) Co., Ltd	Mauritius
Flextronics Technology Wujiang (Mauritius) Ltd	Mauritius
Flextronics Technology Zhuhai (Mauritius) Co., Ltd	Mauritius
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Flextronics Telecom Systems Ltd	Mauritius
Flextronics UK Limited	United Kingdom
Flextronics Vagyonkezelő és Befektetési Korlátolt Felelősségű Társaság	Hungary
Flextronics Verwaltungs GmbH	Germany
Glouple Ventures 2000-II, LLC	United States – Delaware
I E C Holdings Limited	Ireland
IDE8 Cayman	Cayman Islands
IDE8 Mauritius Limited	Mauritius
IDE8 Technology (Shanghai) Co., Ltd.	China
International Manufacturing Synergies, Ltd.	British Virgin Islands
Irish Express Cargo Limited	Ireland
Irumold Servicios, S.L.U.	Spain
Irumold, S.L.U.	Spain
Kunshan AGM Automotive Components Co., Ltd.	China
Kunshan AGM Trading Company Ltd.	China
Lab IX	Cayman Islands
Lighting Acquisition LLC	United States – Delaware
MCi (Mirror Controls International) Asia B.V.	Netherlands
MCi (Mirror Controls International) B.V.	Netherlands
MCi (Mirror Controls International) Inc.	United States – Delaware
MCi (Mirror Controls International) Ireland Limited	Ireland
MCi (Mirror Controls International) Ireland Operations Limited	Ireland
MCi (Mirror Controls International) Ltd.	Republic of Korea
MCi (Mirror Controls International) Netherlands B.V.	Netherlands
MCi (Mirror Controls International), S. de R.L. de C.V.	Mexico
MCi Mirror Controls (Suzhou) Co., Ltd.	China
MICOH B.V.	Netherlands
Multilayer Technology Geschäftsführungs GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Nanjing Flextronics Panda Mobile Terminals Co., Ltd	China
Nextracker Argentina, S.A.	Argentina
Nextracker Australia Pty. Ltd.	Australia
Nextracker Chile SpA	Chile
Nextracker Inc.	United States – Delaware
Nextracker International Holdings LLC	United States – Delaware
Nextracker México, S. de R.L. de C.V.	Mexico

Name of Subsidiary	Country/State of Incorporation/Organization
Nextracker Spain, S.L.	Spain
Pacific Device, Inc.	United States – Delaware
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Power Systems R&D (Singapore) Pte. Ltd.	Singapore
Power Systems Technologies GmbH	Germany
Power Systems Technologies Ltd.	Mauritius
Private Joint Stock Company “Flextronics Service UA”	Ukraine
PT. Flextronics Technology Indonesia	Indonesia
Sheldahl Flexible Technologies, Inc.	United States – Delaware
Shiant Resource Service Co., Ltd	China
Solectron France SAS	France
Sønderborg Værktøjsfabrik A/S	Denmark
Swedform Enclosure Systems AB	Sweden
ThermoMend B.V.	The Netherlands
Vim Technologies Ltd	Mauritius
Z124	Cayman Islands

Advance Mold & Manufacturing, Inc. does business under the following names

Subsidiary	dba
Advance Mold & Manufacturing, Inc.	Vision Technical Molding, LLC
Advance Mold & Manufacturing, Inc.	Vision Technical Molding

Nextracker Inc. does business under the following names

Subsidiary	dba
Nextracker Inc.	NXT TX Inc.

Pacific Device, Inc. does business under the following names

Subsidiary	dba
Pacific Device, Inc.	Avail Medical Products, Inc.

Sheldahl Flexible Technologies, Inc. does business under the following names

Subsidiary	dba
Sheldahl Flexible Technologies, Inc.	Sheldahl

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EXHIBIT 21.01

SUBSIDIARIES OF REGISTRANT